SUPPLEMENT TO THE PROSPECTUS OF
       MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
                     Dated February 26, 1999

     The  second  paragraph under the section of  the  Prospectus
entitled  "FUND  MANAGEMENT"  is  hereby  replaced  by   the
following:

     The   Fund's  portfolio  is  managed  within   the
     Investment  Manager's Taxable Income Group.  Peter
     M. Avelar, Rajesh K. Gupta and Peter J. Seeley are
     the  primary portfolio managers of the  Fund,  Mr.
     Avelar  and Mr. Gupta since the inception  of  the
     Fund and Mr. Seeley since February 1998.  Peter M.
     Avelar,  a Senior Vice President of the Investment
     Manager, has been managing portfolios comprised of
     high   yield   fixed-income  securities   at   the
     Investment Manager for over five years.  Rajesh K.
     Gupta,  a  Senior Vice President of the Investment
     Manager, has been managing portfolios comprised of government securities at the Investment Manager for over five years. Peter J. Seeley, a Vice
     President of the Investment Manager, has been managing portfolios comprised of global fixed-income securities at the Investment Manager for over five years.


July 29, 1999